UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30E-1).

Heitman US Real Estate Securities Fund

Institutional Class – htmix
Investor Class – htmnx

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.mutualfunds.heitman.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-799-2944 or by enrolling at www.mutualfunds.heitman.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-799-2944 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Annual Report

December 31, 2020

HEITMAN US REAL ESTATE SECURITIES FUND

2020 Annual Review – US

While absolute performance was modestly negative due to the negative impacts of the COVID-19 pandemic, performance relative to the benchmark was strongly positive. Relative performance was driven primarily through positive stock selection in the hotel, health care, industrial, and residential sectors as we sought to take advantage of mispricings related to the volatility created by the pandemic and resulting economic recession.

The Heitman US Real Estate Securities Fund seeks to achieve long-term total return.

Within real estate, while certain sectors, such as hotels, are seeing only temporary impacts from the pandemic, we have also seen an acceleration of trends that were in place prior to COVID-19. Among these impacting real estate include working from home as it relates to office demand, the growth in e-commerce impacting both retail and logistics demand, and growth in the internet as a driver of data centers.

Swift and decisive actions by central banks around the globe have helped the capital markets function properly in a way not normally seen during a recession. Property stocks remain well off their highs, but companies have shown an ability to tap the equity and debt markets for capital.

Near the end of the year, we received the long-awaited news of the first COVID-19 vaccine trial results. The results from the vaccine developed by Pfizer Inc. and BioNTech SE and the vaccine developed by Moderna, Inc. both exceeded expectations and were promptly approved for widespread use. This news provided a strong positive lift to risk assets after an otherwise difficult year for REITs.

That said, we also saw another spike in COVID-19 cases, so we are not out of the woods yet. The increase in cases meant many areas re-instituted varying levels of lockdowns and restrictions that will temporarily impact economic growth. However, continued aggressive actions by central banks around the globe have helped the capital markets function properly in a way not normally seen during a recession. Property stocks remain well off their highs, but companies have shown an ability to tap the equity and debt markets for capital.

Based on guidance from central banks, we expect the global rates to remain low, potentially for years to come. This should be supportive for real estate in general as demand grows.

Outlook

While we know the global economy is reopening, the threat of COVID-19 has not yet passed. The pandemic will eventually pass, but the timing is unclear. However, we can see some longer-term trends accelerate, namely the threat of ecommerce to retail and the resulting benefit to logistics. Overall, though, once COVID-19 passes as a public health risk and economic activity resumes, the commercial real estate market will also see a resumption of demand supported by massive monetary and fiscal stimulus programs around the globe.

HEITMAN US REAL ESTATE SECURITIES FUND

Disclosures

−	Past performance is no guarantee of future results.

−	The firm uses Bloomberg as its source for research, economic information and market data.

−	The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman.

−	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

−
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

−	There is no guarantee that any market forecast set forth in this presentation will be realized.

−
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

−	Commentary not to be re-distributed without permission.

−	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities LLC is the investment advisor.

−	Must be preceded or accompanied by the Prospectus.

−
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

−	Basis points are one hundredth of one percent.

−
The Wilshire US Real Estate Securities Index (“Wilshire US RESI”) is a market capitalization weighted index of publicly traded real estate securities including REITs and REOCs. Beginning in January, 2005 the Wilshire US RESI is presented in the “float adjusted” version. Prior to January, 2005 the Wilshire US RESI was presented in the “full cap” version. The Purchasing Managers’ Index® (PMI®) is based on monthly surveys of carefully selected companies representing major and developing economies worldwide. Each country PMI survey for the manufacturing or service sector is based on questionnaire responses from panels of senior purchasing executives (or similar) at over 400 companies. The survey panels are carefully recruited to accurately represent the true structure of that sector. Questionnaires are completed in the second half of each month, and survey results are then processed by IHS Markit economists. Respondents are asked to state whether business conditions for a number of variables have improved, deteriorated or stayed the same compared with the previous month, as well as to provide reasons for any changes. The Indices are presented for illustrative purposes only and are not intended to imply Heitman’s past or future performance. The performance of the Indices assumes dividend reinvestment, but do not reflect transaction costs, advisory fees, custodian fees, trading costs and other costs of investment. Individuals cannot directly invest in any of the Indices described above.

−
The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index is a total return, free-float adjusted, market capitalization-weighted index of U.S. equity REITs not designated as Mortgages, Timber REITs or Infrastructure REITs tracked by FTSE NAREIT.

HEITMAN US REAL ESTATE SECURITIES FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of December 31, 2020

	One Year	Since Inception(1)
Institutional Class	-4.28%	4.75%
Investor Class	-4.51%	4.47%
FTSE NAREIT Equity REITs Total Return Index(2)(4)	-8.00%	3.40%
Wilshire U.S. Real Estate Securities IndexSM(3)	-7.96%	3.29%

(1)	Inception date of January 1, 2018.
(2)
The FTSE NAREIT Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. NAREIT is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

(3)
The Wilshire U.S. Real Estate Securities IndexSM (Wilshire US RESI) measures U.S. publicly-traded real estate securities. The Wilshire US RESI is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs.

(4)
The Fund has replaced the Wilshire U.S. Real Estate Securities IndexSM with the FTSE NAREIT Equity Index. The Adviser believes that the use of the FTSE NAREIT Equity Index provides a more appropriate comparative benchmark.

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2020)	(7/1/2020)	(12/31/2020)	(7/1/2020 to 12/31/2020)
Institutional Class
Actual(2)	0.77%	$1,000.00	$1,109.70	$4.08
Hypothetical (5% annual
return before expenses)	0.77%	$1,000.00	$1,021.27	$3.91

Investor Class
Actual(2)	1.02%	$1,000.00	$1,108.00	$5.40
Hypothecial (5% annual
return before expenses)	1.02%	$1,000.00	$1,020.01	$5.18

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/366 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2020 through December 31, 2020 of 10.97% and 10.80% for the Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
December 31, 2020
(% of Net Assets)

Short-Term Investments
0.26%
Other Assets in Excess of Liabilities
0.50%
Diversified REITs
1.69%
Hotel & Resort REITs
4.93%
Office REITs
8.49%
Specialized REITs
23.20%
Retail REITs
12.42%
Residential REITs
19.89%
Health Care REITs
12.55%
Industrial REITs
16.07%

Top 10 REIT Holdings (Unaudited)(1)
As of December 31, 2020
(% of Net Assets)

Duke Realty Corporation	5.45%
Prologis, Inc.	5.10%
Invitation Homes, Inc.	4.89%
Welltower, Inc.	4.88%
UDR, Inc.	4.46%
Realty Income Corp.	4.39%
Healthpeak Properties, Inc.	4.20%
AvalonBay Communities, Inc.	4.06%
Life Storage, Inc.	3.97%
First Industrial Realty Trust, Inc.	3.70%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2020

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) – 99.24%

Diversified REITs – 1.69%
American Assets Trust, Inc.	63,571	$1,835,931

Health Care REITs – 12.55%
Healthpeak Properties, Inc.	150,577	4,551,943
New Senior Investment Group, Inc.	117,961	611,038
Physicians Realty Trust	177,033	3,151,187
Welltower, Inc.	81,697	5,279,260
		13,593,428
Hotel & Resort REITs – 4.93%
Pebblebrook Hotel Trust	158,788	2,985,214
Sunstone Hotel Investors, Inc. (a)	207,450	2,350,409
		5,335,623
Industrial REITs – 16.07%
Duke Realty Corporation	147,672	5,902,450
First Industrial Realty Trust, Inc.	95,120	4,007,406
Prologis, Inc.	55,400	5,521,164
Rexford Industrial Realty, Inc.	40,050	1,966,855
		17,397,875
Office REITs – 8.49%
Alexandria Real Estate Equities, Inc.	8,588	1,530,553
Boston Properties, Inc.	21,007	1,985,792
Highwoods Properties, Inc.	60,980	2,416,638
Piedmont Office Realty Trust, Inc., Class A	133,884	2,172,937
SL Green Realty Corporation	18,270	1,088,527
		9,194,447
Residential REITs – 19.89%
AvalonBay Communities, Inc.	27,430	4,400,595
Invitation Homes, Inc.	178,187	5,292,154
Mid-America Apartment Communities, Inc.	26,509	3,358,425
Sun Communities, Inc.	24,030	3,651,358
UDR, Inc.	125,653	4,828,845
		21,531,377
Retail REITs – 12.42%
Agree Realty Corporation	44,341	2,952,224
Realty Income Corporation	76,526	4,757,621
SITE Centers Corporation	332,884	3,368,786
Weingarten Realty Investors	109,265	2,367,773
		13,446,404

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments – Continued
December 31, 2020

	Shares	Value
Specialized REITs – 23.20%
CyrusOne, Inc.	42,891	$3,137,477
Digital Realty Trust, Inc.	23,359	3,258,814
Equinix, Inc.	4,598	3,283,800
Extra Space Storage, Inc.	30,197	3,498,624
Gaming and Leisure Properties, Inc.	18,922	802,272
Life Storage, Inc.	35,985	4,296,249
QTS Realty Trust, Inc., Class A	55,806	3,453,275
VICI Properties, Inc.	132,838	3,387,369
		25,117,880
TOTAL REITs
(Cost $105,181,123)		107,452,965

SHORT-TERM INVESTMENTS – 0.26%

Money Market Fund – 0.26%
First American Treasury Obligations Fund, Class X, 0.04% (b)	275,065	275,065
Total Short-Term Investments
(Cost $275,065)		275,065
Total Investments
(Cost $105,456,188) – 99.50%		107,728,030
Other Assets In Excess of Liabilities – 0.50%		546,060
Total Net Assets – 100.00%		$108,274,090

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Investments, at value (Cost $105,456,188)	$107,728,030
Receivable for investments sold	7,979,917
Receivable for Fund shares sold	346,986
Dividends and interest receivable	207,707
Prepaid expenses and other receivables	7,678
Total assets	116,270,318

LIABILITIES:
Payable for investments purchased	7,880,344
Distributions payable	35,751
Payable for audit fees	22,500
Payable to fund administration and fund accounting fees	20,850
Payable to Adviser	16,472
Payable for transfer agent fees and expenses	9,420
Payable for compliance fees	2,087
Payable for custodian fees	1,952
Payable for Fund shares redeemed	90
Distribution fees payable	26
Accrued expenses and other liabilities	6,736
Total liabilities	7,996,228
NET ASSETS	$108,274,090

NET ASSETS CONSIST OF:
Paid-in capital	$109,262,208
Accumulated deficit	(988,118)
Total net assets	$108,274,090

	Institutional	Investor
	Class Shares	Class Shares
Net assets	$108,255,977	$18,113
Shares issued and outstanding(1)	10,795,401	1,810
Net asset value, offering, and redemption price per share(2)	$10.03	$10.01

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividend income	$1,022,092
Interest income	1,278
Total investment income	1,023,370

EXPENSES:
Investment advisory fees (See Note 3)	240,916
Fund administration and fund accounting fees (See Note 3)	125,798
Transfer agent fees (See Note 3)	57,375
Legal fees	25,978
Audit fees	22,499
Custodian fees (See Note 3)	13,115
Compliance fees (See Note 3)	12,504
Federal and state registration fees	11,609
Trustees’ fees (See Note 3)	10,995
Reports to shareholders	6,965
Sub-transfer agent fees – Institutional Class	6,751
Insurance expense	4,583
Distribution fees – Investor Class (See Note 5)	35
Other	4,422
Total expenses before reimbursement	543,545
Less: Expense reimbursement by Adviser (See Note 3)	(218,062)
Net expenses	325,483
NET INVESTMENT INCOME	697,887

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(3,070,963)
Net change in unrealized appreciation on investments	1,235,889
Net realized and change in unrealized gain (loss) on investments	(1,835,074)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,137,187)

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$697,887	$424,794
Net realized gain (loss) on investments	(3,070,963)	2,513,859
Change in unrealized appreciation on investments	1,235,889	2,260,195
Net increase (decrease) in net assets resulting from operations	(1,137,187)	5,198,848

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(1,118,369)	(2,594,571)
Investor Class	(328)	(731)
From return of capital
Institutional Class	(250)	—
Investor Class	—	—
Total distributions to shareholders	(1,118,947)	(2,595,302)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	66,928,321	24,109,576

NET INCREASE IN NET ASSETS	64,672,187	26,713,122

NET ASSETS:
Beginning of year	43,601,903	16,888,781
End of year	$108,274,090	$43,601,903

(1)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2020		December 31, 2019
SHARE TRANSACTIONS:
Institutional Class	Shares	Amount	Shares	Amount
Issued	1,615,452	$16,029,710	2,067,191	$22,375,431
Issued in transfer-in-kind	5,042,906	50,328,202	—	—
Issued to holders in
reinvestment of dividends	108,176	1,006,054	225,902	2,335,830
Redeemed	(41,006)	(443,076)	(56,693)	(602,110)
Net increase in Institutional Class	6,725,528	$66,920,890	2,236,400	$24,109,151
Investor Class
Issued	750	$7,230	38	$425
Issued to holders in
reinvestment of dividends	22	201	—	—
Redeemed	—	—	—	—
Net increase in Investor Class	772	$7,432	38	$425
Net increase in shares outstanding	6,726,300	$66,928,321	2,236,438	$24,109,576

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Year Ended		Year Ended	Year Ended
	December 31, 2020		December 31, 2019	December 31, 2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.71		$9.21	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.16		0.15	0.27
Net realized and unrealized
gain (loss) on investments	(0.64)		2.08	(0.61)
Total from investment operations	(0.48)		2.23	(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.19)	(0.14)
Net realized gains	(0.02)		(0.54)	(0.28)
Return of capital	(0.00	)(4)	—	(0.03)
Total distributions	(0.20)		(0.73)	(0.45)
Redemption fees	—		—	0.00	(4)
Net asset value, end of year	$10.03		$10.71	$9.21

TOTAL RETURN	-4.28%		24.50%	-3.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$108,256		$43,591	$16,880
Ratio of gross expenses to average net assets:
Before expense reimbursement	1.29%		1.45%	3.40%
After expense reimbursement	0.77%		0.77%	0.48	%(5)
Ratio of net investment income to average net assets	1.65%		1.39%	2.67%
Portfolio turnover rate(6)	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Institutional Class share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	Amount per share is less than $0.005.
(5)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.70	$9.20	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.13	0.13	0.20
Net realized and unrealized
gain (loss) on investments	(0.64)	2.08	(0.57)
Total from investment operations	(0.51)	2.21	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.17)	(0.12)
Net realized gains	(0.02)	(0.54)	(0.28)
Return of capital	0.00	—	(0.03)
Total distributions	(0.18)	(0.71)	(0.43)
Net asset value, end of year	$10.01	$10.70	$9.20

TOTAL RETURN	-4.51%	24.22%	-3.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$18	$11	$9
Ratio of gross expenses to average net assets:
Before expense reimbursement	1.52%	1.70%	12.23%
After expense reimbursement	1.02%	1.02%	0.73	%(4)
Ratio of net investment income to average net assets	1.42%	1.14%	2.07%
Portfolio turnover rate(5)	216%	149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	For an Investor Class share outstanding for the entire year.
(3)	Calculated based on average shares outstanding during the year.
(4)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(5)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements
December 31, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman LLC. The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Neither class of shares have any front end sales loads or deferred sales charges; however both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets, respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
REITs(1)	$107,452,965	$—	$—	$107,452,965
Short-Term Investments	275,065	—	—	275,065
	$107,728,030	$—	$—	$107,728,030

(1)	Please refer to the Schedules of Investments to view REITs segregated by sub-industry type.

During the year ended December 31, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.      REITs – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property. As well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such a company.

C.        Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.        Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.       Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.        Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

G.       Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.      Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

J. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Investor Class (See Note 5), shareholder servicing fees – Investor Class (See Note 5), acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs, other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2030.  Thereafter, the agreement may be terminated any time upon 60 days written notice and approval by the Board and the Adviser, with consent of the board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2021 to December 2021	$249,816
January 2022 to December 2022	$208,444
January 2023 to December 2023	$218,062

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2020, are disclosed in the Statement of Operations.

During the period January 1, 2020 through March 31, 2020, Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator, served as the Fund’s distributor and principal underwriter in the continuous public offering of the Fund’s shares before being acquired by Foreside Financial Group, LLC (“Foreside”). A Trustee of the Trust also was an interested person of Quasar during that period. Effective March 31, 2020, Foreside acquired Quasar, the Fund’s Distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The same trustee as disclosed above remains an affiliate with Fund Services and the Custodian.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2020, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments*	$107,324,807
Gross unrealized appreciation	$3,461,080
Gross unrealized depreciation	(3,057,857)
Net unrealized appreciation	403,223
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated loss	(1,391,341)
Total accumulated deficit	$(988,118)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. The Fund did not defer any late year losses. As of December 31, 2020, the Fund had $28,022 and $1,363,319 in long-term and short-term capital loss carryovers, respectively; which will be permitted to be carried over for an unlimited period.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2020, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$ —	$ —

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

The tax character of distributions paid for the years ended December 31, 2020 and December 31, 2019 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2020	$876,810	$241,887	$250	$1,118,947
2019	2,349,504	245,798	—	2,595,302

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the year ended December 31, 2020, the Investor Class incurred expenses of $35 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the year ended December 31, 2020, the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be affected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 0.77% for the Investor Class shares.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements – Continued
December 31, 2020

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2020, were as follows:

	Purchases		Sales
U.S. Government	$—		$—
Other	116,322,184	*	99,763,335

*  Purchases exclude $49,981,215 of securities transferred-in-kind.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, one beneficial  ownership account owned 46.89% of the outstanding shares of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, and industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value of liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HEITMAN US REAL ESTATE SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Heitman US Real Estate Securities Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heitman US Real Estate Securities Fund (the “Fund”), a series of Series Portfolios Trust,  as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2021

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2020

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 23, 2020 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Heitman US Real Estate Securities Fund (the “Fund”), and Heitman Real Estate Securities LLC (“Heitman”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Heitman to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Heitman provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Heitman included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Heitman, including Heitman’s portfolio managers and other personnel, and the investment practices and techniques used by Heitman in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Heitman and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Heitman’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Heitman and/or its affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met virtually on July 8, 2020 with Fund Services to discuss the materials that had been furnished by Heitman in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Heitman furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Heitman, and compliance and operational matters related to the Fund and Heitman.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Heitman. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Heitman under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Heitman’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Heitman had been managing the Fund’s portfolio since its inception.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

The Board evaluated the ability of Heitman, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered Heitman’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Heitman is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of June 30, 2020 as compared to its benchmark index, the FTSE NAREIT Equity Index, as well as a secondary benchmark index, the Wilshire US Real Estate Securities Index. The Board noted that the Fund’s Institutional Class shares had outperformed each index for the one-year and since inception periods. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2020 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Real Estate category. The Board noted that the Fund’s Institutional Class shares outperformed the Morningstar peer group median and average for the one-year period ended April 30, 2020, and outperformed the Morningstar peer group median for year-to-date period. The Board also noted that the Fund’s Institutional Class underperformed the Morningstar peer group average for the year-to-date period.

After considering the investment performance information described above, the Trustees concluded that the performance obtained by Heitman for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Heitman’s continued management.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Heitman for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Heitman. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Heitman. The Board also requested information about the nature and extent of services offered and fee rates charged by Heitman to other types of clients and was advised that the fees charged to the Fund were in line with the standard fee structure charged to accounts in the Heitman US Real Estate Securities Strategy.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Heitman had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 0.77% of the Fund’s average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted that the Fund’s net expense ratio for the Institutional Class shares was among the lowest in the category and lower than both the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Heitman’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2020. The Board noted that Heitman has subsidized the Fund’s operations since inception, but has not yet recouped those subsidies. The Board recognized that Heitman was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Heitman expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Heitman’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Heitman continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Heitman as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, Heitman confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Heitman’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Heitman, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Heitman were unreasonable.

HEITMAN US REAL ESTATE SECURITIES FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2020

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Heitman Real Estate Securities LLC (the “Adviser”), the investment adviser to the Heitman US Real Estate Securities Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Administrator Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2020, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
December 31, 2020

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Jeanine M. Bajczyk(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2006).
2020.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited) – Continued
December 31, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
December 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (1) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (“QDI”) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 2.68%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2020 was 2.18%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871 (k)(2)(c) was 20.42%.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
191 North Wacker Drive
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2020 and December 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$17,000	$17,000

Audit-Related Fees	$0	$0
Tax Fees	$5,500	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Series Portfolios Trust

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 5, 2021

By (Signature and Title)*    /s/Cullen O. Small
Cullen O. Small, Treasurer

Date    March 5, 2021

* Print the name and title of each signing officer under his or her signature.